                                                                EXHIBIT 99.10(b)

                          INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in this Post-Effective Amendment No. 21 to Registration Statement No. 33-37972 of MFS Series Trust VIII, of our report dated December 6, 2002, appearing in the annual report to shareholders for the year ended October 31, 2002, of MFS Global Growth Fund, a series of MFS Series Trust VIII, and to the references made to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

DELOITTE & TOUCHE LLP
---------------------------
Deloitte & Touche LLP

Boston, Massachusetts
February 24, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 24th day of February, 2003.

                              MFS SERIES TRUST VIII

                              By:     JAMES R. BORDEWICK, JR.
                                      -----------------------------------------
                              Name:   James R. Bordewick, Jr.
                              Title:  Assistant Clerk and Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February 24, 2003.

             SIGNATURE                            TITLE
             ---------                            -----
JEFFREY L. SHAMES*                      Chairman and Trustee
---------------------------------
Jeffrey L. Shames

JOHN W. BALLEN*                         President (Principal Executive Officer)
---------------------------------       and Trustee
John W. Ballen


RICHARD M. HISEY*                       Principal Financial Officer and Accounting Officer
---------------------------------
Richard M. Hisey

LAWRENCE H. COHN*                       Trustee
---------------------------------
Lawrence H. Cohn

WILLIAM R. GUTOW*                       Trustee
---------------------------------
William R. Gutow

J. ATWOOD IVES*                          Trustee
---------------------------------
J. Atwood Ives

ABBY M. O'NEILL*                        Trustee
---------------------------------
Abby M. O'Neill

        SIGNATURE                        TITLE
        ---------                        -----

KEVIN R. PARKE*                         Trustee
---------------------------------
Kevin R. Parke

LAWRENCE T. PERERA*                     Trustee
---------------------------------
Lawrence T. Perera

WILLIAM J. POORVU*                      Trustee
---------------------------------
William J. Poorvu

J. DALE SHERRATT*                       Trustee
---------------------------------
J. Dale Sherratt

ELAINE R. SMITH*                        Trustee
---------------------------------
Elaine R. Smith

WARD SMITH*                             Trustee
---------------------------------
Ward Smith

                           *By:   JAMES R. BORDEWICK, JR.
                                  ---------------------------------
                           Name:  James R. Bordewick, Jr.
                                  as Attorney-in-fact

                           Executed by James R. Bordewick, Jr. on behalf of those indicated pursuant to a Power of Attorney, dated January 1, 2002, incorporated by reference to the Registrant's Post-Effective Amendment No. 19 filed with the Securities and Exchange Commission via EDGAR on February 28, 2002, a Power of Attorney dated August 1, 2002, incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the Securities and Exchange Commission via EDGAR on August 1, 2002, and a Power of Attorney dated September 18, 2002 incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on September 27, 2002.